Exhibit 99.1
Press Release
For further information, please contact:
Daniel R. Kadolph, Executive Vice President and Chief Financial Officer
(708) 450-6759
MIDWEST BANC HOLDINGS REPORTS THIRD QUARTER RESULTS
Melrose Park, Illinois (October 24, 2006) — Midwest Banc Holdings, Inc. (NASDAQ: MBHI), reported today its third quarter earnings, which for the first time include the contribution of Royal American Corporation (“RAC”). The charges related to the closing of the transaction totaled $0.04 per diluted share, or slightly less than previously estimated. Diluted earnings per share for the quarter totaled $0.24. Core income from continuing operations, which exclude the aforementioned charges totaled $6.9 million or $0.28 per diluted share.
Third Quarter Key Accomplishments
The acquisition of RAC, which was announced in February 2006, closed on July 1, 2006. The system conversions were completed by the end of July. “Tremendous efforts by our conversion teams position us to begin to realize the economic benefits of this transaction in the fourth quarter of this year,” said James J. Giancola, president and chief executive officer. The company fully expects to have the previously announced cost savings in addition to some revenue enhancements fully in place by the first quarter of 2007.
Perhaps the most significant accomplishment is that every key sales officer from Royal American has been retained, and the combined teams are working together. Jay Fritz, Brogan Ptacin and Kelly O’Keeffe have assumed leadership roles as senior officers of the combined company.
Revenue growth continues to propel the company forward. Top line revenue was up 54.3% in the third quarter from the same period last year and 28.7% from the prior quarter. A solid combination of organic growth and the RAC acquisition are driving revenue gains. Loans were up 49.6% from the same period last year and 34.2% from the prior quarter.
Concentrations on the balance sheet have also been reduced, while the company continues to be an active real estate lender, better diversification reduces the inherent risk in the balance sheet. The real estate component of total loans has been reduced to 81.0% as of September 30, 2006 from 83.9% as of September 30, 2005. In addition, the company has increased its reliance on noninterest-bearing deposits from 10.1% of total deposits at the end of the third quarter of 2005 to 13.4% at the end of the third quarter of 2006. Also, customer deposits are normally lower cost than purchased funds. The competitive nature of the Chicago marketplace, however, has driven the company to the brokered CD market, which currently offers a lower cost than retail CDs in Chicagoland. “While we believe this is a temporary situation, we continue to review all of our options to manage our cost of funds,” Giancola said.
The company’s core income from continuing operations was $6.9 million for the third quarter of 2006 compared to $2.9 million in the prior quarter and $5.9 million in the same quarter of the prior year. Core diluted earnings per share from continuing operations for the third quarter of 2006 were $0.28 compared to $0.13 in the prior quarter and $0.29 in the prior year. Core income from continuing operations, core diluted earnings per share from continuing operations, core efficiency ratio, core return on average assets and core return on average equity are non-GAAP terms defined in the tables included with this news release. Management believes core income from continuing operations and core diluted earnings per share from continuing operations are meaningful presentations of the company’s operating results.
Giancola said, “The Royal integration process was executed in a very timely and successful manner during the quarter. Having been part of over 25 previous integration processes, I would rank this as one of the smoothest. Our staff worked long and hard in planning and executing on the integration. The most important part of this success is that we are positioned to realize our cost savings and we are looking to capitalize on revenue enhancement opportunities beginning in the fourth quarter and beyond.”
Noninterest income increased by $546,000 during the third quarter of 2006 from the prior quarter and $585,000 from the prior year. For the third quarter of 2006, the increases over the prior quarter were centered in service charges on deposits, net trading profits, trust income and an increase in cash surrender value of life insurance. In comparing the third quarter of 2006 to the prior year the increases were centered in service charges on deposits, net trading profits, gains on sales of loans, insurance and brokerage commissions, trust income, and an increase in cash surrender value of life insurance.
The net interest margin decreased 6 basis points during the third quarter of 2006 compared to the prior quarter and 13 basis points from a year ago. As part of the integration process some pricing adjustments were made to protect the acquired deposits and loans. Additionally, the highly competitive marketplace has forced the company to remain defensive to protect its deposit base as some core deposits have migrated into higher cost time deposits. During the first three quarters of 2006, retail account openings have increased along with cross selling of multiple bank products including small business loans. The cost of funds has increased more rapidly in absolute terms than the yields on earning assets.

Income Statement Highlights

$ in thousands	3Q2006	2Q2006	1Q2006	4Q2005	3Q2005
Interest Income	$45,903	$35,290	$33,359	$32,101	$28,880
Interest Expense	$24,510	$17,737	$16,198	$14,385	$12,457
Net Interest Income	$21,393	$17,553	$17,161	$17,716	$16,423
Noninterest Income	$4,147	$3,601	$3,013	$2,538	$3,562
Top Line Revenue	$50,050	$38,891	$36,372	$34,639	$32,442
Net Interest Margin-FTE	3.40%	3.46%	3.39%	3.57%	3.53%
Core Efficiency Ratio (1)	56.45%	57.38%	55.20%	50.66%	53.75%

(1)	Excludes balance sheet repositioning charges and one-time merger related charges. See attached reconciliation table.
Asset Quality Ratios

	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Allowance for loan losses as a % of loans	1.34	1.47	1.26	1.32	1.41
Nonaccruing loans as a % of loans	1.13	0.77	0.56	0.59	0.54
Allowance for loan losses as a % of nonaccruing loans	118	191	225	225	261
Net loan charge-offs as a % of QTD average loans	0.03	0.53	0.01	0.12	0.08
Nonperforming assets to total assets	0.83	0.68	0.81	0.83	0.81
Total nonperforming assets were 0.83% of total assets at September 30, 2006 up from 0.68% on June 30, 2006 and 0.81% on September 30, 2005. Asset quality ratios remain at satisfactory levels, despite the downgrading of a large loan relationship linked to a single long-standing customer that was disclosed last quarter; $11.3 million of this loan relationship is on nonaccrual. As part of the company’s workout strategy, additional financing was provided along with the cross collateralization and the cross guaranty of the borrower. The company recorded a $1.6 million provision for loan losses during the third quarter of 2006, following a $5.0 million provision for loan losses during the second quarter of 2006.
As a result of the quarter end analysis, nonaccruing loans at September 30, 2006 increased to 1.13% of total loans from 0.77% on June 30, 2006 and 0.54% on September 30, 2005. The allowance for loan losses decreased to 1.34% of total loans from 1.47% at the close of the second quarter and 1.41% a year ago. The allowance for loan losses increased by $3.2 million due to the Royal merger. The allowance for loan losses at September 30, 2006 represented 118% of nonaccruing loans, versus 191% three months earlier and 261% a year ago. Other real estate declined to $2.9 million as of September 30, 2006 from $5.2 million on June 30, 2006 and $11.2 million on September 30, 2005. Without the single large participation credit, previously discussed, asset quality ratios were at approximately the same levels that were evidenced during the first quarter of 2006.

Balance Sheet Strength Reflects Performance

$ in thousands, except per share data	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Total assets	$2,942,301	$2,361,602	$2,336,448	$2,307,608	$2,225,097
Total loans	$1,909,026	$1,422,830	$1,403,700	$1,349,996	$1,276,026
Investment securities and other related assets (2)	$710,632	$719,534	$733,449	$758,357	$749,930
Deposits	$2,026,836	$1,584,067	$1,616,634	$1,523,384	$1,533,225
Deposits (noninterest-bearing)	$272,442	$165,837	$161,528	$158,406	$154,652
Deposits (interest-bearing)	$1,754,394	$1,418,230	$1,455,106	$1,364,978	$1,378,573
Loan/Deposit Ratio	94%	90%	87%	89%	83%
Borrowings as a % of total deposits	29%	33%	29%	35%	29%
Stockholders’ Equity	$289,477	$213,112	$219,187	$216,126	$215,186
Book Value Per Share	$11.67	$9.71	$9.99	$9.91	$9.87

(2)	Includes investment securities, federal funds and other short-term investments, and net due from broker. See attached reconciliation table.
The company reported a 24.6% increase in assets following the merger of Royal as of July 1, 2006 compared to the second quarter of 2006. Loans increased $486.2 million with the majority of the loans being commercial and industrial loans and commercial real estate loans. Over 75.0% of the acquired commercial real estate loans are owner occupied loans. Deposits increased 28.0% with non-interest bearing deposits increasing by 64.3% and interest bearing deposits increasing by 23.7% when compared to the prior quarter. The loan to deposit ratio increased to 94.2% on September 30, 2006 from 89.8% on June 30, 2006 and 83.2% on September 30, 2005. The company’s securities and other related assets decreased 1.2% to $710.6 million from $719.5 million three months earlier and 5.2% to $749.9 million on September 30, 2005. Borrowings increased 10.8% to $584.3 million at the close of the third quarter from $527.3 million on June 30, 2006 and were up 32.1% from $442.3 million a year earlier.
Stockholders’ Equity
In May, the company announced an increase of 8.3% of its common stock dividend from $0.12 to $0.13 with an annualized amount of $0.52 per common share. In addition, the company established a 5.0% stock repurchase program. During the third quarter of 2006, 70,368 shares of common stock were repurchased for an average price of $23.48. Shares will be purchased from time to time in the open market or in privately negotiated transactions as market conditions warrant.

Conference Call
James J. Giancola, president and chief executive officer, Jay Fritz, president of Midwest Bank and Trust Company and Daniel R. Kadolph, chief financial officer, will review financial results and outlook with investors via a webcast and conference call to be conducted on Wednesday, October 25, at 11:00 a.m. EDT/10:00 a.m. CDT. Interested parties wishing to participate in the interactive portion of the call can dial in at (877) 407-0778 or (201) 689-8565 for international calls. The live webcast can be accessed at www.midwestbanc.com and will be available for replay on that website through January 25, 2007. The audio replay may be accessed through November 2, 2006 at (877) 660-6853 or (201) 612-7415 for international calls, account number 286, conference ID number 216403. Information on MBHI is available on the Internet at www.midwestbanc.com.
Midwest Banc Holdings, Inc. provides a wide range of retail and commercial lending services, personal and corporate trust services, residential mortgage origination, and securities and insurance brokerage activities throughout the greater Chicago metropolitan area. The Company’s principal operating subsidiaries are: Midwest Bank and Trust Company, Midwest Financial and Investment Services, Inc., Midwest Bank Insurance Services, LLC, and Royal American Investment Services, Inc.
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This press release contains certain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and should be reviewed in conjunction with the Company’s Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company’s business which should be considered in evaluating “Forward-Looking Statements.”

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In thousands, except share and per share data)

	September 30,	December 31,	September 30,
	2006	2005	2005
ASSETS
Cash	$70,004	$58,329	$56,983
Federal funds sold and other short-term investments	2,647	12,270	5,440

Total cash and cash equivalents	72,651	70,599	62,423
Securities available-for-sale	642,188	687,937	684,575
Securities held-to-maturity (fair value: $49,403 at September 30, 2006, $58,332 at December 31, 2005, and $66,000 at September 30, 2005)	50,688	59,451	66,767
Federal Reserve and Federal Home Loan Bank stock, at cost	20,977	14,661	14,558
Loans held for sale	3,321	1,912	1,406
Loans	1,909,026	1,349,996	1,276,026
Allowance for loan losses	(25,542)	(17,760)	(17,993)

Net loans	1,883,484	1,332,236	1,258,033
Cash value of life insurance	64,526	44,433	43,954
Premises and equipment, net	20,993	22,247	22,383
Other real estate	2,864	11,154	11,154
Core deposit and other intangibles, net	11,677	1,788	1,895
Goodwill	78,567	891	891
Due from broker	15,109	—	—
Other assets	75,256	60,299	57,058

Total assets	$2,942,301	$2,307,608	$2,225,097

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits
Noninterest-bearing	$272,442	$158,406	$154,652
Interest-bearing	1,754,394	1,364,978	1,378,573

Total deposits	2,026,836	1,523,384	1,533,225
Federal funds purchased	34,000	68,000	25,000
Securities sold under agreements to repurchase	229,676	264,808	211,583
Advances from the Federal Home Loan Bank	254,869	150,000	150,000
Junior subordinated debt owed to unconsolidated trusts	65,800	55,672	55,672
Due to broker	—	1,301	6,852
Other liabilities	41,643	28,317	27,579

Total liabilities	2,652,824	2,091,482	2,009,911

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value, 1,000,000 shares authorized; none issued	—	—	—
Common stock, $0.01 par value, 64,000,000 shares authorized; 25,423,982 shares issued at September 30, 2006, 22,139,089 shares issued at December 31, 2005, and 22,118,140 shares issued at September 30, 2005	254	221	221
Additional paid-in capital	199,878	134,857	134,549
Retained earnings	98,132	92,121	88,088
Unearned stock-based compensation	—	(3,013)	(3,281)
Accumulated other comprehensive loss	(6,561)	(7,606)	(3,937)
Treasury stock, at cost (627,995 shares at September 30, 2006, 325,311 shares at December 31, 2005, and September 30, 2005)	(2,226)	(454)	(454)

Total stockholders’ equity	289,477	216,126	215,186

Total liabilities and stockholders’ equity	$2,942,301	$2,307,608	$2,225,097

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
Interest Income
Loans	$36,918	$26,663	$24,387	$22,983	$20,825
Securities
Taxable	7,484	7,469	7,922	8,174	7,192
Exempt from federal income taxes	956	833	819	669	340
Trading securities	189	—	—	—	198
Dividend income from Federal Reserve and Federal Home Loan Bank stock	199	139	137	157	183
Federal funds sold and other short-term investments	157	186	94	118	142

Total interest income	45,903	35,290	33,359	32,101	28,880
Interest Expense
Deposits	16,963	12,323	10,737	9,470	8,521
Federal funds purchased	352	150	248	412	317
Securities sold under agreement to repurchase	2,857	2,208	2,671	2,216	1,404
Advances from the Federal Home Loan Bank	3,001	1,982	1,539	1,335	1,340
Junior subordinated debt owed to unconsolidated trusts	1,337	1,074	1,003	952	875

Total interest expense	24,510	17,737	16,198	14,385	12,457

Net interest income	21,393	17,553	17,161	17,716	16,423
Provision for loan losses	1,550	5,000	—	149	813

Net interest income after provision for loan losses	19,843	12,553	17,161	17,567	15,610
Noninterest Income
Service charges on deposit accounts	1,543	1,415	1,203	1,273	1,335
Net losses on securities transactions	—	—	(195)	—	—
Net trading profits	624	—	—	13	269
Gains on sale of loans	194	205	91	103	116
Insurance and brokerage commissions	478	486	512	339	414
Trust	357	86	77	79	80
Increase in cash surrender value of life insurance	676	534	490	478	399
Life insurance benefit	—	—	—	—	789
Gain on extinguishment of debt	—	625	625	—	—
Other	275	250	210	253	160

Total noninterest income	4,147	3,601	3,013	2,538	3,562
Noninterest Expenses
Salaries and employee benefits	9,318	7,618	7,482	6,447	6,889
Occupancy and equipment	1,885	1,647	1,456	993	1,576
Professional services	3,047	1,267	1,080	1,355	1,029
Marketing	418	587	453	274	449
Other	2,526	1,922	1,414	1,795	1,334

Total noninterest expenses	17,194	13,041	11,885	10,864	11,277

Income (loss) before income taxes and discontinued operations	6,796	3,113	8,289	9,241	7,895
Provision for income taxes	814	223	2,348	2,571	1,982

Income (loss) from continuing operations	5,982	2,890	5,941	6,670	5,913

Discontinued operations
Income (loss) from discontinued operations before income taxes	—	—	—	—	6,554
Provision for income taxes	—	—	—	—	925

Income (loss) from discontinued operations	—	—	—	—	5,629

Net Income (Loss)	$5,982	$2,890	$5,941	$6,670	$11,542

Basic earnings per share from continuing operations	$0.24	$0.13	$0.27	$0.31	$0.30

Basic earnings per share from discontinued operations	$0.00	$0.00	$0.00	$0.00	$0.28

Basic earnings per share	$0.24	$0.13	$0.27	$0.31	$0.58

Diluted earnings per share from continuing operations	$0.24	$0.13	$0.27	$0.30	$0.29

Diluted earnings per share from discontinued operations	$0.00	$0.00	$0.00	$0.00	$0.28

Diluted earnings per share	$0.24	$0.13	$0.27	$0.30	$0.57

Cash dividends per common share	$0.13	$0.13	$0.12	$0.12	$0.12

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In thousands, except per share data)

	Nine Months Ended
	September 30,	September 30,
	2006	2005
Interest Income
Loans	$87,968	$56,964
Securities
Taxable	22,875	21,255
Exempt from federal income taxes	2,608	579
Trading securities	189	388
Dividend income from Federal Reserve and Federal Home Loan Bank stock	475	570
Federal funds sold and other short-term investments	437	387

Total interest income	114,552	80,143
Interest Expense
Deposits	40,023	24,597
Federal funds purchased	750	604
Securities sold under agreement to repurchase	7,736	3,997
Advances from the Federal Home Loan Bank	6,522	4,366
Junior subordinated debt owed to unconsolidated trusts	3,414	2,839
Notes payable	—	9

Total interest expense	58,445	36,412

Net interest income	56,107	43,731
Provision for loan losses	6,550	2,440

Net interest income after provision for loan losses	49,557	41,291
Noninterest Income
Service charges on deposit accounts	4,161	3,866
Net losses on securities transactions	(195)	(17,440)
Net trading profits	624	400
Gains on sale of loans	490	254
Insurance and brokerage commissions	1,476	1,180
Trust	520	224
Increase in cash surrender value of life insurance	1,700	1,287
Life insurance benefit	—	789
Gain on extinguishment of debt	1,250	—
Other	735	657

Total noninterest income	10,761	(8,783)
Noninterest Expenses
Salaries and employee benefits	24,418	20,246
Occupancy and equipment	4,988	4,591
Professional services	5,394	3,368
Loss on extinguishment of debt	—	13,125
Marketing	1,459	1,481
Other real estate owned	237	2,544
Other	5,624	4,308

Total noninterest expenses	42,120	49,663

Income (loss) before income taxes and discontinued operations	18,198	(17,155)
Provision for income taxes	3,385	(8,896)

Income (loss) from continuing operations	14,813	(8,259)

Discontinued operations
Income (loss) from discontinued operations before income taxes	—	9,236
Provision for income taxes	—	1,703

Income (loss) from discontinued operations	—	7,533

Net Income (Loss)	$14,813	$(726)

Basic earnings per share from continuing operations	$0.65	$(0.44)

Basic earnings per share from discontinued operations	$0.00	$0.40

Basic earnings per share	$0.65	$(0.04)

Diluted earnings per share from continuing operations	$0.64	$(0.44)

Diluted earnings per share from discontinued operations	$0.00	$0.39

Diluted earnings per share	$0.64	$(0.04)

Cash dividends per common share	$0.38	$0.36

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED NET INTEREST MARGIN
     The following tables set forth the average balances, net interest income and expense and average yields and rates for the Company’s interest-earning assets and interest-bearing liabilities for the indicated periods on a tax-equivalent basis assuming a 35% tax rate for 2006 and 2005.

	For the Three Months Ended
	September 30, 2006			September 30, 2005			June 30, 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Interest-Earning Assets:
Federal funds sold and interest- bearing deposits due from banks	$13,057	$157	4.81%	$15,252	$142	3.72%	$11,834	$186	6.29%
Securities:
Taxable(1)	604,176	8,273	5.48	643,561	7,803	4.85	601,238	7,893	5.25
Exempt from federal income taxes(1)	99,746	1,471	5.90	34,432	524	6.09	87,396	1,281	5.86

Total securities	703,922	9,744	5.52	677,993	8,327	4.92	688,634	9,174	5.32
FRB and FHLB stock	20,914	199	3.81	14,093	183	5.19	14,851	139	3.74
Loans:
Commercial loans(1)(3)(4)	406,046	8,242	8.12	179,926	3,106	6.91	208,637	4,172	8.00
Commercial real estate loans(1)(3)(4)(6)	1,241,622	23,925	7.71	854,888	14,876	6.96	979,351	18,655	7.62
Agricultural loans(1)(3)(4)	2,701	54	8.00	1,565	29	7.41	2,540	49	7.72
Consumer real estate loans(3)(4)(6)	257,589	4,529	7.03	190,306	2,823	5.93	227,913	3,768	6.61
Consumer installment loans(3)(4)	13,569	247	7.28	3,796	75	7.90	4,557	90	7.90

Total loans	1,921,527	36,997	7.72	1,230,481	20,909	6.80	1,422,998	26,734	7.52

Total interest-earning assets	$2,659,420	$47,097	7.08%	$1,937,819	$29,561	6.12%	$2,138,317	$36,233	6.76%

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$165,672	$568	1.37%	$170,647	$355	0.83%	$136,094	$269	0.79%
Money-market demand accounts and savings accounts	413,626	2,589	2.50	335,347	1,275	1.52	276,221	1,158	1.68
Time deposits less than $100,000	748,929	8,118	4.34	771,113	6,353	3.30	758,439	7,685	4.05
Time deposits of $100,000 or more	417,731	5,461	5.23	44,929	384	3.42	260,695	3,068	4.71
Public funds	19,397	227	4.68	18,900	154	3.26	12,539	143	4.56

Total interest-bearing deposits	1,765,355	16,963	3.84	1,340,936	8,521	2.56	1,443,988	12,323	3.40
Borrowings:
Federal funds purchased and repurchase agreements	255,718	3,209	5.02	224,556	1,721	3.07	207,660	2,358	4.54
FHLB advances	254,862	3,001	4.71	150,000	1,340	3.57	206,594	1,982	3.84
Notes payable and other borrowings	65,788	1,337	8.13	55,672	875	6.29	55,672	1,074	7.72

Total borrowings	576,368	7,547	5.24	430,228	3,936	3.64	469,926	5,414	4.60

Total interest-bearing liabilities	$2,341,723	$24,510	4.20%	$1,771,164	$12,457	2.80%	$1,913,914	$17,737	3.72%

Net interest income (tax equivalent)(1)(5)		$22,587	2.88%		$17,104	3.32%		$18,496	3.04%

Net interest margin (tax equivalent)(1)			3.40%			3.53%			3.46%

Net interest income(2)(5)		$21,393			$16,423			$17,553

Net interest margin(2)			3.22%			3.39%			3.28%

(1)	Adjusted for 35% tax rate in 2006 and 2005 and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate in 2006 and 2005 or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees which are immaterial.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	3Q06	3Q05	2Q06
Net interest income	$21,393	$16,423	$17,553
Tax equivalent adjustment to net interest income	1,194	681	943

Net interest income, tax equivalent basis	$22,587	$17,104	$18,496

(6)	Includes construction loans.

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED NET INTEREST MARGIN

	For the Nine Months Ended
	September 30, 2006			September 30, 2005
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Interest-Earning Assets:
Federal funds sold and interest-bearing deposits due from banks	$11,621	$437	5.01%	$20,159	$387	2.56%
Securities:
Taxable(1)	618,985	24,503	5.28	655,284	22,860	4.65
Exempt from federal income taxes(1)	90,966	4,012	5.88	19,113	891	6.22

Total securities	709,951	28,515	5.36	674,397	23,751	4.70
FRB and FHLB stock	16,832	475	3.76	13,919	570	5.46
Loans:
Commercial loans(1)(3)(4)	270,941	16,118	7.93	181,133	8,701	6.40
Commercial real estate loans(1)(3)(4)(6)	1,057,020	59,741	7.54	822,040	40,754	6.61
Agricultural loans(3)(4)	2,419	140	7.72	1,424	75	7.02
Consumer real estate loans(3)(4)(6)	235,304	11,772	6.67	172,561	7,460	5.76
Consumer installment loans(3)(4)	7,556	420	7.41	3,776	215	7.59

Total loans	1,573,240	88,191	7.48	1,180,934	57,205	6.46

Total interest-earning assets	$2,311,644	$117,618	6.79%	$1,889,409	$81,913	5.78%

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$148,869	$1,117	1.00%	$184,117	$1,825	1.32%
Money-market demand accounts and savings accounts	328,388	4,962	2.01	349,067	4,263	1.63
Time deposits less than $100,000	756,544	22,878	4.03	744,363	17,175	3.08
Time deposits of $100,000 or more	289,399	10,548	4.86	51,057	1,078	2.82
Public funds	15,288	518	4.52	12,232	256	2.79

Total interest-bearing deposits	1,538,488	40,023	3.47	1,340,836	24,597	2.45
Borrowings:
Federal funds purchased and repurchase agreements	249,151	8,486	4.54	213,089	4,601	2.88
FHLB advances	210,979	6,522	4.12	128,867	4,366	4.52
Notes payable and other borrowings	59,081	3,414	7.70	55,943	2,848	6.79

Total borrowings .	519,211	18,422	4.73	397,899	11,815	3.96

Total interest-bearing liabilities	$2,057,699	$58,445	3.79%	$1,738,735	$36,412	2.79%

Net interest income (tax equivalent)(1)(5)		$59,173	3.00%		$45,501	2.99%

Net interest margin (tax equivalent)(1)			3.41%			3.21%

Net interest income(2)(5)		$56,107			$43,731

Net interest margin(2)			3.24%			3.09%

(1)	Adjusted for 35% tax rate in 2006 and 2005 and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate in 2006 and 2005 or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees which are immaterial.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	3Q06	3Q05
Net interest income	$56,107	$43,731
Tax equivalent adjustment to net interest income	3,066	1,770

Net interest income, tax equivalent basis	$59,173	$45,501

(6)	Includes construction loans.

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars and shares in thousands, except per share data)

	Three Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
	2006		2006		2006		2005		2005
Income Statement Data:
Net income (loss)	$5,982		$2,890		$5,941		$6,670		$11,542
Core net income (1)	6,943		2,890		5,941		6,670		6,629
Core efficiency ratio (1) (3) (4) (8)	56.45%		57.38%		55.20%		50.66%		53.75%

Per Share Data and Other:
Basic earnings per share from continuing operations	$0.24		$0.13		$0.27		$0.31		$0.30
Basic earnings per share from discontinued operations	0.00		0.00		0.00		0.00		0.28
Basic earnings per share	0.24		0.13		0.27		0.31		0.58
Diluted earnings per share from continuing operations	0.24		0.13		0.27		0.30		0.29
Diluted earnings per share from discontinued operations	0.00		0.00		0.00		0.00		0.28
Diluted earnings per share	0.24		0.13		0.27		0.30		0.57
Cash dividends declared	0.13		0.13		0.12		0.12		0.12
Book value at end of period	11.67		9.71		9.99		9.91		9.87
Tangible book value at end of period (10)	8.51		9.67		9.95		9.87		9.83
Stock price at end of period	24.42		22.25		25.94		22.25		23.06
Average stock price	23.03		22.84		24.25		22.42		21.91

Full time equivalent employees	498.00		420.00		412.00		402.00		388.00

Selected Financial Ratios:
Return on average assets from continuing operations (5)	0.80%		0.50%		1.05%		1.18%		0.98%
Core return on average assets from continuing operations (1) (5)	0.93		0.50		1.05		1.18		0.98
Return on average equity from continuing operations (6)	8.43		5.31		11.06		12.37		13.49
Core return on average equity from continuing operations (1) (5)	9.79		5.31		11.06		12.37		13.49
Dividend payout from continuing operations	54.70		100.24		44.29		39.55		44.58
Loans to deposits at end of period	94.19		89.82		86.83		88.62		83.22
Average equity to average assets	9.48		9.42		9.46		9.50		7.30
Equity to assets at end of period	9.84		9.02		9.38		9.37		9.67
Tangible capital to assets at end of period (10)	7.17		8.99		9.34		9.33		9.63
Tier I capital to risk-weighted assets (11)	12.64		16.22		16.49		16.97		17.33
Total capital to risk-weighted assets (11)	13.84		17.44		17.53		18.07		18.48
Net interest margin (tax equivalent) (7) (8)	3.40		3.46		3.39		3.57		3.53
Allowance for loan losses to total loans at the end of period	1.34		1.47		1.26		1.32		1.41
Net loans charged off to average loans	0.03		0.53		0.01		0.12		0.08
Nonaccruing loans to loans at the end of period	1.13		0.77		0.56		0.59		0.54
Nonperforming assets to total assets (9)	0.83		0.68		0.81		0.83		0.81
Allowance to nonaccruing loans	1.18	x	1.91	x	2.25	x	2.25	x	2.61	x

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars and shares in thousands, except per share data)

Nine Months Ended
September 30,	September 30,
2006	2005
Income Statement Data:
Net income (loss)	$14,813	$(726)
Core net income (1)	15,774	13,366
Core efficiency ratio (1) (3) (4) (8)	56.36%	60.86%

Per Share Data and Other:
Basic earnings per share from continuing operations	$0.65	$(0.44)
Basic earnings per share from discontinued operations	0.00	0.40
Basic earnings per share	0.65	(0.04)
Diluted earnings per share from continuing operations	0.64	(0.44)
Diluted earnings per share from discontinued operations	0.00	0.39
Diluted earnings per share	0.64	(0.04)
Cash dividends declared	0.38	0.36
Book value at end of period	11.67	9.87
Tangible book value at end of period (10)	8.51	9.83
Stock price at end of period	24.42	23.06
Average stock price	23.37	20.82

Full time equivalent employees	498.00	388.00

Selected Financial Ratios:
Return on average assets from continuing operations (5)	0.78%	(0.48)%
Core return on average assets from continuing operations (1) (5)	0.83	0.62
Return on average equity from continuing operations (6)	8.27	(7.24)
Core return on average equity from continuing operations (1) (5)	8.81	9.42
Dividend payout from continuing operations	59.41	n/a
Loans to deposits at end of period	94.19	83.22
Average equity to average assets	9.46	6.57
Equity to assets at end of period	9.84	9.67
Tangible capital to assets at end of period (10)	7.17	9.63
Tier I capital to risk-weighted assets (11)	12.64	17.33
Total capital to risk-weighted assets (11)	13.84	18.48
Net interest margin (tax equivalent) (7) (8)	3.41	3.21
Allowance for loan losses to total loans at the end of period	1.34	1.41
Net loans charged off to average loans	0.17	0.08
Nonaccruing loans to loans at the end of period	1.13	0.54
Nonperforming assets to total assets (9)	0.83	0.81
Allowance to nonaccruing loans	1.18	x	2.61	x

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars and shares in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
Balance Sheet Data:
Total assets	$2,942,301	$2,361,602	$2,336,448	$2,307,608	$2,225,097
Total earning assets	2,628,847	2,170,311	2,128,688	2,126,227	2,048,772
Average earning assets (quarter-to-date)	2,659,420	2,138,317	2,131,391	2,083,125	1,937,819
Average assets (quarter-to-date)	2,967,572	2,319,713	2,303,413	2,252,078	2,382,602
Total loans	1,909,026	1,422,830	1,403,700	1,349,996	1,276,026
Average loans (quarter-to-date)	1,918,941	1,421,485	1,367,971	1,301,623	1,229,508
Total securities	692,876	675,585	693,674	747,388	751,342
Average securities (quarter-to-date)	703,922	688,634	737,667	751,779	677,993
Allowance for loan losses	25,542	20,874	17,737	17,760	17,993
Total deposits	2,026,836	1,584,067	1,616,634	1,523,384	1,533,225
Average deposits (quarter-to-date)	2,062,014	1,605,473	1,551,065	1,517,163	1,499,732
Borrowings	584,345	527,275	473,618	538,480	442,255
Stockholders’ equity	289,477	213,112	219,187	216,126	215,186
Tangible stockholders’ equity (10)	210,910	212,221	218,296	215,235	214,295
Average equity (quarter-to-date)	281,367	218,505	217,807	213,872	173,838

Share Data:
Common shares outstanding	24,796	21,946	21,933	21,814	21,793
Basic	24,811	21,942	21,871	21,797	20,060
Diluted — continuing operations	25,176	22,176	22,136	22,077	20,354
Diluted — discontinued operations	25,176	22,176	22,136	22,077	20,354
Diluted	25,176	22,176	22,136	22,077	20,354

	Nine Months Ended
	September 30,	September 30,
	2006	2005
Balance Sheet Data:
Total assets	$2,942,301	$2,225,097
Total earning assets	2,628,847	2,048,772
Average earning assets (year-to-date)	2,311,644	1,889,409
Average assets (year-to-date)	2,532,571	2,322,965
Total loans	1,909,026	1,276,026
Average loans (year-to-date)	1,571,484	1,180,290
Total securities	692,876	751,342
Average securities (year-to-date)	709,951	674,397
Allowance for loan losses	25,542	17,993
Total deposits	2,026,836	1,533,225
Average deposits (year-to-date)	1,741,389	1,494,614
Borrowings	584,345	442,255
Stockholders’ equity	289,477	215,186
Tangible stockholders’ equity (10)	210,910	214,295
Average equity (year-to-date)	239,476	152,575

Share Data:
Common shares outstanding	24,796	21,793
Basic	22,886	18,824
Diluted — continuing operations	23,279	18,824
Diluted — discontinued operations	23,279	19,104
Diluted	23,279	18,824

(1)	Core net income is net income excluding the balance sheet repositioning charges, the gain on sale of subsidiary, and one-time merger related charges. Management believes that core net income is a more useful measure of operating performance since it excludes items that are not recurring in nature. In addition, management believes core net income is more reflective of current trends. The following table reconciles reported net income to core net income for the periods presented:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
Net income (loss)	$5,982	$2,890	$5,941	$6,670	$11,542
Gain on sale of subsidiary, net of tax	—	—	—	—	(6,881)
Loss on U.S. Agency debt securities, net of tax	—	—	—	—	1,968
Charge from prepayment of FHLB advances, net of tax	—	—	—	—	—
Charge from unwinding swaps, net of tax	—	—	—	—	—
Charge from redemption of trust preferred securities, net of tax	—	—	—	—	—
One-time merger related charges, net of tax	961	—	—	—	—

Core net income	$6,943	$2,890	$5,941	$6,670	$6,629

	Nine Months Ended
	September 30,	September 30,
	2006	2005
Net income (loss)	$14,813	$(726)
Gain on sale of subsidiary, net of tax	—	(6,881)
Loss on U.S. Agency debt securities, net of tax	—	12,563
Charge from prepayment of FHLB advances, net of tax	—	5,886
Charge from unwinding swaps, net of tax	—	2,206
Charge from redemption of trust preferred securities, net of tax	—	318
One-time merger related charges, net of tax	961	—

Core net income	$15,774	$13,366

Core income from continuing operations is income from continuing operations excluding the balance sheet repositioning charges and one-time merger related charges. As explained above, core income from continuing operations provides greater insight into comparisons between periods by eliminating the impact of specific charges relating to the balance sheet repositioning. The following table reconciles reported income from continuing operations to core income from continuing operations for the periods presented:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
Income (loss) from continuing operations	$5,982	$2,890	$5,941	$6,670	$5,913
Loss on U.S. Agency debt securities, net of tax	—	—	—	—	—
Charge from prepayment of FHLB advances, net of tax	—	—	—	—	—
Charge from unwinding swaps, net of tax	—	—	—	—	—
Charge from redemption of trust preferred securities, net of tax	—	—	—	—	—
One-time merger related charges, net of tax	961	—	—	—	—

Core income from continuing operations	$6,943	$2,890	$5,941	$6,670	$5,913

	Nine Months Ended
	September 30,	September 30,
	2006	2005
Income (loss) from continuing operations	$14,813	$(8,259)
Loss on U.S. Agency debt securities, net of tax	—	10,595
Charge from prepayment of FHLB advances, net of tax	—	5,886
Charge from unwinding swaps, net of tax	—	2,206
Charge from redemption of trust preferred securities, net of tax	—	318
One-time merger related charges, net of tax	961	—

Core income from continuing operations	$15,774	$10,746

(2)	The following table reconciles investment securities to investment securities and other related assets for the periods presented:

	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
Investment securities	$692,876	$675,585	$693,674	$747,388	$751,342
Federal funds and other short-term investments	2,647	52,152	14,965	12,270	5,440
Net due from broker	15,109	(8,203)	24,810	(1,301)	(6,852)

Total investment securities and other related assets	$710,632	$719,534	$733,449	$758,357	$749,930

(3)	Excludes net gains or losses on securities transactions.

(4)	Noninterest expense less amortization and other real estate expenses divided by the sum of net interest income (tax equivalent) plus noninterest income. Core efficiency ratio excludes charges from the balance sheet repositioning and one-time merger related charges. Management believes that the core efficiency ratio is a more useful measure since it excludes items that are not recurring in nature is more reflective of current trends. The following tables reconciles reported noninterest expense to core noninterest expenses for the periods presented:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
Noninterest expenses	$17,194	$13,041	$11,885	$10,864	$11,277
One-time merger related charges	(1,595)	—	—	—	—

Core noninterest expenses	$15,599	$13,041	$11,885	$10,864	$11,277

	Nine Months Ended
	September 30,	September 30,
	2006	2005
Noninterest expenses	$42,120	$49,663
Charge from prepayment of FHLB advances	—	(9,547)
Charge from unwinding swaps	—	(3,578)
Charge from redemption of trust preferred securities	—	(516)
One-time merger related charges	(1,595)	—

Core noninterest expenses	$40,525	$36,022

(5)	Net income divided by average assets for the period.

(6)	Net income divided by average equity for the period.

(7)	Net interest income, on a tax equivalent basis, divided by average interest earning assets for the period.

(8)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

Quarter-to-date	3Q06	2Q06	1Q06	4Q05	3Q05
Net interest income	$21,393	$17,553	$17,161	$17,716	$16,423
Tax equivalent adjustment to net interest income	1,194	943	929	858	681

Net interest income, tax equivalent basis	$22,587	$18,496	$18,090	$18,574	$17,104

Year-to-date	3Q06	3Q05
Net interest income	$56,107	$43,731
Tax equivalent adjustment to net interest income	3,066	1,770

Net interest income, tax equivalent basis	$59,173	$45,501

(9)	Includes total nonaccrual loans and other real estate owned.

(10)	Stockholders’ equity less goodwill. The following table reconciles reported stockholders’ equity to tangible stockholders’ equity for the periods presented:

	3Q06	2Q06	1Q06	4Q05	3Q05
Stockholders’ equity	$289,477	$213,112	$219,187	$216,126	$137,423
Goodwill	78,567	891	891	891	891

Tangible stockholders’ equity	$210,910	$212,221	$218,296	$215,235	$136,532

(11)	These regulatory capital ratios exclude the accumulated other comprehensive loss as follows:

	3Q06	2Q06	1Q06	4Q05	3Q05
Accumulated other comprehensive loss	$(6,561)	$(16,380)	$(9,682)	$(7,606)	$(3,937)